UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

TEMPUR-PEDIC INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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TEMPUR-PEDIC INTERNATIONAL INC. IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held May 5, 2009	Stockholder Meeting to be held on May 5, 2009

You  are  receiving  this  communication  because  you  hold  shares  in  the above  company,  and  the  materials  you  should  review  before  you  cast your  vote  are  now  available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information in the proxy material before voting.

The Proxy Statement and Annual Report on Form 10-K are available at  www.proxyvote.com.

Proxy Materials Available on the Internet Notice and Proxy Statement Annual Report on Form 10-K Form of Proxy

PROXY MATERIALS - VIEW OR RECEIVE
TEMPUR-PEDIC INTERNATIONAL INC. 1713 JAGGIE FOX LEXINGTON, KY 40511
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit:

HOW TO REQUEST A COPY OF MATERIALS

1)  BY  INTERNET-  www.proxyvote.com

2)  BY  TELEPHONE  -  1-800-579-1639

3)  BY  E-MAIL*-  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control  Number  (located  on  the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Vote In Person
Meeting Type: Annual Meeting Date: 5/5/09 Meeting Time: 10:00 a.m. EDT For holders as 3/6/09
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At  the  meeting,  you  will  need  to  request  a ballot to vote these shares.

Meeting Location:	Vote By Internet
THE OFFICES OF BINGHAM MCCUTCHEN LLP ONE FEDERAL STREET, 13TH FLOOR BOSTON, MA 02110

          To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Directions:
For Meeting Directions, Please Call: (617-951-8000)

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Matters Intended to be Acted Upon at the Annual Meeting

1. ELECTION OF DIRECTORS
Nominees:
01) H. Thomas Bryant	06) Nancy F. Koehn
02) Francis A. Doyle	07) Christopher A. Masto
03) John Heil	08) P. Andrews McLane
04) Peter K. Hoffman	09) Mark Sarvary
05) Sir Paul Judge	10) Robert B. Trussell, Jr.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES.

2. FIRST AMENDMENT TO THE AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FIRST AMENDMENT TO OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN.

3. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS TEMPUR-PEDIC INTERNATIONAL'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2009.

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